EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
                       EPOCH INTERNATIONAL SMALL CAP FUND
                         EPOCH U.S. ALL CAP EQUITY FUND
                        EPOCH U.S. LARGE CAP EQUITY FUND

                                each a series of
                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525

                      Supplement dated July 13, 2009 to the
                 Statement of Additional Information (the "SAI")
                                dated May 1, 2009

                                ***************

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN EACH FUND'S SAI AND SHOULD BE READ IN CONJUNCTION WITH EACH FUND'S SAI.

The following disclosure is being added to each Fund's SAI as the third paragraph under the section entitled "DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS":


The Fund generally publishes a complete list of portfolio holdings and a list of its ten largest portfolio holdings on a monthly basis, thirty (30) days after the end of the month. The portfolio information described above can be found on the internet at http://www.eipny.com. The information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. The Fund may also send this information to shareholders of the Fund, mutual fund analysts and/or rating and trading entities; provided that the Fund will not send this information until one day after such information has been publicly disclosed on the Adviser's website.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE